UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2008

VERICHIP CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-33297	06-1637809
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE, SUITE 200 DELRAY BEACH, FLORIDA	33445
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-805-8008

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.

On October 21, 2008, VeriChip Corporation, a Delaware corporation (the “Company”), received a letter from the Nasdaq Stock Market (the “Nasdaq”) indicating that the Company is not in compliance with the Nasdaq’s requirements for continued listing because, for the 30 consecutive business days prior to October 16, 2008, the bid price of the Company’s common stock closed below the minimum $1.00 per share price requirement for continued listing under Nasdaq Marketplace Rule 4450(a) (the “Rule”) and, the Company’s common stock had not maintained a minimum market value of publicly held shares (“MVPHS”) of $5,000,000 as required for continued inclusion by the Rule.

Given the current market conditions, Nasdaq has determined to suspend enforcement of the bid price and market value of publicly held shares requirements through Friday, January 16, 2009. These rules will be reinstated on Monday, January 19, 2009 and the first relevant trade date will be Tuesday, January 20, 2009. Following the reinstatement of these rules, and in accordance with Marketplace Rule 4450(e)(2), the Company will be provided 180 calendar days from Tuesday January 20, 2009, or until July 20, 2009, to regain compliance with the bid price requirement, if it has not already regained compliance prior to January 20, 2009. Following the reinstatement of these rules, and in accordance with Marketplace Rule 4450(e)(1), the Company will be provided 90 calendar days, or until April 20, 2009, to regain compliance with the market value requirements, if it has not already regained compliance prior to January 20, 2009.

If, at anytime before July 20, 2009, including during the suspension period, the bid price of the Company’s common stock closes at $1.00 per share or more for a minimum of ten (10) consecutive business days, the Nasdaq staff will provide written notification that the Company has achieved compliance with the Rule. However, if the Company does not regain compliance with the Rule by July 20, 2009, the Nasdaq staff will provide written notification that the Company’s securities will be delisted. At that time, the Company may appeal the Nasdaq staff’s determination to delist its securities to a Listing Qualifications Panel.

If, at anytime before April 20, 2009, the MVPHS of the Company’s common stock is $5,000,000 or greater for a minimum of ten (10) consecutive trading days, the Nasdaq staff will provide written notification that the Company complies with the Rule. If compliance with the Rule cannot be demonstrated by April 20, 2009, the Nasdaq staff will provide written notification that the Company’s securities will be delisted. At that time, the Company may appeal Nasdaq staff’s determination to a Listing Qualifications Panel.

A copy of the press release announcing receipt of the Nasdaq correspondence is included as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of VeriChip Corporation dated October 24, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VeriChip Corporation

Date: October 24, 2008

/s/ William J. Caragol
William J. Caragol
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of VeriChip Corporation dated October 24, 2008

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